                                                                    EXHIBIT 20.2



[WFS FINANCIAL INC. LOGO]

                        WFS FINANCIAL 2002-3 OWNER TRUST
                           Distribution Date Statement
                for Master Service Report Date of August 31, 2002
                   for Distribution Date of September 20, 2002


=============================================================================================================================

COLLECTIONS
                                                                                                                DOLLARS
Payments received                                                                                              27,358,212.49
                                    Plus:
                                          Servicer Advances                                                        13,908.25
                                    Less:
                                          Reimbursement Advances                                                        0.00
                                                                                                             ----------------

Total Funds Available for Distribution                                                                         27,372,120.74
                                                                                                             ================



DISTRIBUTIONS


                   Servicing Fee                                                                  694,444.00
                   Trustee and Other Fees                                                               0.00
                   Other Miscellaneous Payments                                                         0.00
                                                                                                -------------

Total Fee Distribution                                                                                            694,444.00

                   Note Interest Distribution Amount - Class A-1                      389,812.50
                   Note Interest Distribution Amount - Class A-2                      589,166.67
                   Note Interest Distribution Amount - Class A-3                      855,312.50
                   Note Interest Distribution Amount - Class A-4                      946,397.57
                                                                                 ---------------
                                                                                    2,780,689.24

                   Note Principal Distribution Amount - Class A-1                  19,789,610.66
                   Note Principal Distribution Amount - Class A-2                           0.00
                   Note Principal Distribution Amount - Class A-3                           0.00
                   Note Principal Distribution Amount - Class A-4                           0.00
                                                                                 ---------------
                                                                                   19,789,610.66
Total Class A Interest and Principal Distribution                                                              22,570,299.90

                   Note Interest Distribution Amount - Class B-1                      179,921.88
                   Note Principal Distribution Amount - Class B-1                           0.00
                                                                                 ---------------

Total Class B Interest and Principal Distribution                                                                 179,921.88

                   Note Interest Distribution Amount - Class C-1                      181,805.56
                   Note Principal Distribution Amount - Class C-1                           0.00
                                                                                 ---------------

Total Class C Interest and Principal Distribution                                                                 181,805.56

                   Note Interest Distribution Amount - Class D-1                       89,960.94
                   Note Principal Distribution Amount - Class D-1                           0.00
                                                                                 ---------------

Total Class D Interest and Principal Distribution                                                                  89,960.94

                   Spread Account Deposit                                                                       3,655,688.46
                                                                                                             ----------------


Total Distributions                                                                                            27,372,120.74
                                                                                                             ================

=============================================================================================================================

                        WFS FINANCIAL 2002-3 OWNER TRUST
                           Distribution Date Statement
                for Master Service Report Date of August 31, 2002
                   for Distribution Date of September 20, 2002


================================================================================================================================

PORTFOLIO DATA:
                                                                     # of loans
      Beginning Security Balance                                                  75,671                     1,250,000,000.00

          Less:                           Principal Balance                            0    (8,688,458.41)
                                          Full Prepayments                          (693)  (10,887,326.07)
                                          Partial Prepayments                          0             0.00
                                          Liquidations                               (15)     (213,826.18)
                                                                                           ---------------
                                                                                                               (19,789,610.66)
                                                                                                            ------------------
      Ending Security Balance                                                     74,963                     1,230,210,389.34
                                                                                                            ==================

OTHER RELATED INFORMATION:

Spread Account:

                   Beginning Balance                                                        12,500,000.00
                         Deposits                                                            3,655,688.46
                         Reductions                                                                  0.00
                                                                                           ---------------
                   Ending Balance                                                                               16,155,688.46

                   Beginning Initial Deposit                                                12,500,000.00
                         Repayments                                                                  0.00
                                                                                           ---------------
                   Ending Initial Deposit                                                                       12,500,000.00


Modified Accounts:
                   Principal Balance                                                                0.00%                0.00
                   Scheduled Balance                                                                0.00%                0.00

Servicer Advances:
                   Beginning Unreimbursed Advances                                                   0.00
                   New Advances                                                                 13,908.25
                                                                                           ---------------
                                                                                                                    13,908.25


Net Charge-Off Data:                                                 # of loans
                   Charge-Offs                                                         0             0.00
                   Recoveries                                                          0             0.00
                                                                                           ---------------
                   Net Charge-Offs                                                                                       0.00

Delinquencies (P&I):                                                 # of loans
                   30-59 Days                                                        218     3,045,475.32
                   60-89 Days                                                          1            64.04
                   90-119 Days                                                         0             0.00
                   120 days and over                                                   0             0.00

Repossessions                                                                          0             0.00

Contracts Repurchased (pursuant to Sect. 3.02, 4.07,
or 9.01 of the Sale and Servicing Agreement)                                           0                                 0.00

Cumulative Charge-Off Percentage                                                                                         0.00%

WAC                                                                                                                   12.2821%
WAM                                                                                                                    63.145

================================================================================================================================

                        WFS FINANCIAL 2002-3 OWNER TRUST
                           Distribution Date Statement
                for Master Service Report Date of August 31, 2002
                   for Distribution Date of September 20, 2002

===============================================================================================
                                      BEGINNING      NOTE QUARTERLY                  TOTAL
                    ORIGINAL         OUTSTANDING       PRINCIPAL        PRIOR      PRINCIPAL
                   PRINCIPAL          PRINCIPAL      DISTRIBUTABLE    PRINCIPAL  DISTRIBUTABLE
  CLASSES           BALANCE            BALANCE          AMOUNT        CARRYOVER      AMOUNT
===============================================================================================
    A-1         225,000,000.00     225,000,000.00    19,789,610.66        0.00   19,789,610.66


    A-2         300,000,000.00     300,000,000.00             0.00        0.00            0.00


    A-3         318,750,000.00     318,750,000.00             0.00        0.00            0.00


    A-4         278,125,000.00     278,125,000.00             0.00        0.00            0.00


    B-1          56,250,000.00      56,250,000.00             0.00        0.00            0.00


    C-1          50,000,000.00      50,000,000.00             0.00        0.00            0.00


    D-1          21,875,000.00      21,875,000.00             0.00        0.00            0.00


===============================================================================================

      TOTAL   1,250,000,000.00   1,250,000,000.00    19,789,610.66        0.00   19,789,610.66

===============================================================================================

===========================================================================
                                             REMAINING         TOTAL
                 PRINCIPAL     CURRENT      OUTSTANDING      PRINCIPAL
               DISTRIBUTION   PRINCIPAL      PRINCIPAL      AND INTEREST
  CLASSES         AMOUNT      CARRYOVER       BALANCE       DISTRIBUTION
===========================================================================
    A-1        19,789,610.66      0.00     205,210,389.34   20,179,423.16


    A-2                 0.00      0.00     300,000,000.00      589,166.67


    A-3                 0.00      0.00     318,750,000.00      855,312.50


    A-4                 0.00      0.00     278,125,000.00      946,397.57


    B-1                 0.00      0.00      56,250,000.00      179,921.88


    C-1                 0.00      0.00      50,000,000.00      181,805.56


    D-1                 0.00      0.00      21,875,000.00       89,960.94


===========================================================================

      TOTAL    19,789,610.66      0.00   1,230,210,389.34   23,021,988.28

===========================================================================

====================================================================================================================================
                          NOTE QUARTERLY                  TOTAL
                             INTEREST       PRIOR        INTEREST        INTEREST      CURRENT              DEFICIENCY       POLICY
   NOTE      INTEREST     DISTRIBUTABLE    INTEREST   DISTRIBUTABLE    DISTRIBUTION   INTEREST                CLAIM           CLAIM
  CLASSES      RATE           AMOUNT      CARRYOVER       AMOUNT          AMOUNT      CARRYOVER               AMOUNT         AMOUNT
====================================================================================================================================
    A-1      1.73250%      389,812.50        0.00       389,812.50       389,812.50      0.00                  0.00           0.00

    A-2      2.02000%      589,166.67        0.00       589,166.67       589,166.67      0.00                  0.00           0.00

    A-3      2.76000%      855,312.50        0.00       855,312.50       855,312.50      0.00                  0.00           0.00

    A-4      3.50000%      946,397.57        0.00       946,397.57       946,397.57      0.00                  0.00           0.00

    B-1      3.29000%      179,921.88        0.00       179,921.88       179,921.88      0.00                  0.00           0.00

    C-1      3.74000%      181,805.56        0.00       181,805.56       181,805.56      0.00                  0.00           0.00

    D-1      4.23000%       89,960.94        0.00        89,960.94        89,960.94      0.00                  0.00           0.00
                                                                                              ======================================

                                                                                              ======================================
                                                                                                    Note Percentage    100.000000%

==============================================================================================
                                                                                               Certificate Percentage    0.000000%
   TOTAL                 3,232,377.62        0.00     3,232,377.62     3,232,377.62      0.00
====================================================================================================================================

                        WFS FINANCIAL 2002-3 OWNER TRUST
                              Officer's Certificate
                for Master Service Report Date of August 31, 2002
                   for Distribution Date of September 20, 2002

================================================================================



        Detailed Reporting

                                 See Schedule F



        WFS Financial Inc, as Master Servicer, certifies that all computations presented reflect accurate information as of August 31, 2002 and were performed in conformity with the Sale and Servicing Agreement dated August 1, 2002.




                                             -----------------------------------
                                             Katie Doan
                                             Assistant Vice President
                                             Chief Accountant




                                             -----------------------------------
                                             Mark Olson
                                             Senior Vice President
                                             Controller


================================================================================